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                                                                    EXHIBIT 23.1


                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS



InterSystems, Inc.
Houston, Texas

We hereby consent to the incorporation by reference in Registration Statements No. 333-46035 and No. 333-42235 on Forms S-8 and S-3 of our report dated March 9, 1998, relating to the consolidated financial statements of InterSystems, Inc. appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997.




                                                    BDO Seidman, LLP




Houston, Texas
March 9, 1998